EXHIBIT 10.16

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of February 14, 2013 (the "Effective Date"), by and between **WODKA, LLC,** a New York limited liability company ("Borrower"), **PANACHE LLC,** a New York limited liability company ("Panache") (herein called the "Pledgor") and **CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD.,** a limited company organized under the laws of the Cayman Islands (hereinafter the "Lender").

WITNESSETH

WHEREAS, Borrower delivered to Lender a $1,400,000.00 note dated as of the effective date (the "Note") and simultaneously entered into a Loan Agreement as of the effective date (the "Loan Agreement"). Panache issued its Acknowledgment of Consideration and Acknowledgement of Obligation and Borrower further delivered the documents, instruments, and agreements ancillary thereto (as any of the same may be amended, extended or replaced from time to time, the Loan Documents).

WHEREAS, as a condition of, and in order to induce Lender to continue to extend the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pledgor has agreed to execute and deliver to Lender this pledge agreement and grant a security interest in its respective membership interest in Wodka, LLC, a New York limited liability company ("Wodka") consisting of the Panache Units (defined below).

NOW, THEREFORE, in consideration and satisfaction of the foregoing premises, Pledgor, and the Lender agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Terms. The following terms, when used in this Agreement, including the introductory paragraph and Recitals hereto shall, unless the context otherwise requires, have the following meanings:

"Acknowledgement" shall mean Acknowledgement of Consideration and Acknowledgement of Obligation executed by Pledgor.

"Agreement" is defined in the introductory paragraph hereto.

"Applicable Law" means and includes the applicable statutes and rules of the State of Florida or of any other applicable jurisdiction and all applicable regulations promulgated thereunder and interpretations thereof by a governmental authority charged with the administration or the interpretation thereof, and all applicable statutes and orders, requests, directives, instructions and notices of any governmental authority of the State of Florida or of any other applicable jurisdiction.

"Board" shall mean the five (5) member board of WODKA comprised of: James Dale, Agata Podedworny, Robert Oppenheimer, Panache, LLC, and Jordan B. Schaps.

"Borrower" shall mean Wodka, LLC, a New York limited liability corporation.

"Closing Date" means the date of this Agreement.

"Instrument" means any contract, agreement, indenture, mortgage, certificate or other document or writing (whether by formal agreement, letter or otherwise) including, without limitation, any initial transaction statement, under which any obligation is evidenced, assumed or undertaken, or any right to any lien is granted or perfected.

"Lender" is defined in the introductory paragraph hereto.

"Manager" shall mean James Dale, who is one of five Managers of the Board and is authorized to execute this instrument on behalf of the Board.

"Obligations" means all now or hereinafter existing indebtedness, obligations and liabilities of Borrower and Pledgor to Lender arising out of or related to this Agreement, the Loan Agreement, the Note, and the other Loan Documents, whether direct or indirect, absolute or contingent, arising by contract, by operation of law or otherwise, including the guaranty of the full, punctual and irrevocable payment, whether for principal, interest, costs, fees, expenses or otherwise, and the performance when due of all of the above-mentioned obligations.

"Panache Units" means 65.5% of the membership interest in Wodka now or in the future owned by Panache.

"Pledged Collateral" is defined in **Section 2.1** hereof.

"Pledgor" is defined in the introductory paragraph hereto.

"Proceeds" shall mean whatever is received upon the sale, exchange, collection or other disposition of the Pledged Collateral and all "proceeds" thereof, as such term is defined in the UCC.

"UCC" means the Commercial Transactions Act as in effect in the State of Florida or any corresponding provisions of Applicable Law, as amended from time to time.

SECTION 1.2 Definitions. Unless otherwise defined herein or the context otherwise requires, the term used in this Agreement shall have the meaning ascribed to such term in the Loan Agreement.

SECTION 1.3 UCC Definitions. Unless otherwise defined in **Sections 1.1** and **1.2** hereof or the context otherwise requires, terms for which meanings are provided in Chapter 9 of the UCC are used in this Agreement with such meanings.

SECTION 1.4 General Provisions Relating to Definitions. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the term defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting, the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and assigns.

ARTICLE II

PLEDGE AND ASSIGNMENT

SECTION 2.1 Grant of Security Interest and Pledge and Assignment. Panache hereby pledges, assign, charges, mortgages, delivers and transfers to the Lender, and hereby grants to the Lender, a continuing first priority security interest in and lien on Panache's rights, title and interest in, to and under the Panache Units together with all Proceeds and products thereof (the "Pledged Collateral").

SECTION 2.2 Security for Obligations. This Agreement secures the prompt irrevocable payment in full and performance when due of all of the Obligations. In addition, all charges, costs and expenses, including reasonable attorney's fees, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall, to the extent lawful, become a part of the Obligations secured hereby.

SECTION 2.3 Perfection of Security; Further Assurances. On or prior to the Closing Date, with respect to the Pledged Collateral, Pledgor will make, execute, acknowledge and deliver or cause to be delivered to the Lender, and take all other action necessary or advisable to carry out the intent and purposes of this Agreement or for assuring and confirming to the Lender the first priority perfected rights of the Lender in its respective portion of the Pledged Collateral provided hereunder, including, without limitation, the filing of a duly executed UCC-1 financing statement ("Financing Statement") filed with the Secretary of State of Florida, and the Secretary of State of New York and the recording of the pledge and assignment effected hereby in the books and records of the Pledgor and/or the execution of the "Assignment" in form and substance as **Exhibit A** hereof in order to perfect the security interest and assignment granted to the Lender hereunder. Pledgor hereby confirms its intention to create in the Lender's benefit a continuing first priority lien upon and collateral assignment of all rights and property owned by such Pledgor in the "Pledged Collateral".

SECTION 2.4 Security Interest and Assignment Absolute. All rights and security interests of the Lender granted hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional, irrespective of, and shall not be impaired or affected by:

1. any lack of validity or enforceability of the Loan Agreement, the Note or any other Loan Document relating to any thereof or to any of the Obligations;
2. any change in the legal existence, structure or ownership of the Pledgor, any bankruptcy or insolvency proceeding affecting the Pledgor or any property of the Pledgor or any resulting release or discharge of any obligation contained in the Note or the Loan Agreement;
3. the failure of the Lender:

a. to assert any claim or demand or to enforce any right or remedy against the Pledgor or under the provisions of this Agreement, the Loan Agreement, the Acknowledgment, the Note, the Loan Documents, or any other Instrument relating to any thereof or under any Applicable Law, or

b. to exercise any right or remedy against any Pledged Collateral;

4. any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment to, waiver or other modification of, or any consent to any departure from, the Loan Agreement, the Note, the Loan Documents, or any other Instrument relating to any thereof;

5. any increase, reduction, limitation, impairment or termination of the Obligations, for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, ungenuineness, irregularity, compromise, or unenforceability of, or any other event or occurrence affecting, any of the Obligations;

6. any amendment to, rescission, waiver or other modification of, or any consent to departure from, any of the terms of the Loan Agreement, the Note, the Loan Documents, or any other Instrument relating to any thereof; or

7. any other circumstances which might otherwise constitute a surety ship or other defense available to, or a legal or equitable discharge of, the Pledgor.

SECTION 2.5 Continuing Security Interest and Assignment; Transfer of Obligations. This Agreement has created and shall create a continuing security interest in, lien on and assignment of the Pledged Collateral and shall:

1. remain in full force and effect until the irrevocable payment and performance in full of all the Obligations;
2. be binding upon the Pledgor and their respective successors; and
3. inure to the benefit of the Lender and its successors, transferees and assigns.

The Lender may assign or otherwise transfer (in whole) its interests in the Obligations, in the Units or in the Loan Agreement, the Note and the other Loan Documents or other obligation held by it to any other person or entity without the prior written consent of the Pledgor. Upon the irrevocable payment in full of all the Obligations, the security interest and collateral assignment granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Lender will, at the Lender's sole expense, promptly execute and deliver to Pledgor all Instruments and other assurances as Pledgor shall reasonably request to evidence such termination and will duly assign, transfer and deliver to Pledgor that portion of the Pledged Collateral owned by it and in the possession of the Lender.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Pledgor, severally and not jointly, represents and warrants to the Lender as follows only with respect to itself and its respective portion of the Pledged Collateral:

SECTION 3.1 Capacity. Pledgor has full capacity to enter into contractual obligations and has been advised by legal counsel as to the effect and legal repercussion upon the execution of this Agreement.

SECTION 3.2 Ownership, No Liens, etc. Pledgor is the sole legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge, assign and grant a security interest over) to the portion of the Pledged Collateral purported to be pledged and assigned by such Pledgor to the Lender hereunder, free and clear of all liens and encumbrances, except for liens and encumbrances created by this Agreement in favor of the Lender. As of the date of this Agreement, the Pledged Collateral represents the Panache Units.

SECTION 3.3 Valid Security Interest. The execution and delivery of this Agreement to Lender and the filing of the Financing Statement is effective to create, in favor of the Lender, a valid, perfected, first priority security interest in, lien on and collateral assignment of the applicable portion of the Pledged Collateral, and no further notices, filing, action or other approval is or will be necessary to perfect, protect or enforce such security interest, lien and collateral assignment.

SECTION 3.4 Units. The Panache Units are validly issued, non-assessable and fully paid membership interest in the Borrower and have not heretofore been pledged, hypothecated or assigned.

SECTION 3.5 Authorization, Approval, etc. Pledgor duly executed this Agreement and it is in full force and effect, and the agreements and obligations of Pledgor hereunder constitute the legal, valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with its respective terms. Neither the execution and delivery of this Agreement by Pledgor, nor the creation of the security interest created or the assignment made hereunder, nor the consummation of any of the transactions contemplated hereby has constituted or resulted in, or will constitute or result in, a breach of any Applicable Law, judgment or decree applicable to Pledgor, or any contract, agreement, indenture or other instrument to which Pledgor is a party or by which Pledgor's property is bound, or require notice to or the consent of any third party other than those notices or consents which have been given or obtained prior to or as of the Closing Date. No approval, authorization or other action of any governmental authority is required to be obtained by Pledgor in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

ARTICLE IV

COVENANTS

Pledgor covenants as follows with respect to itself only and not on behalf of the other Pledgor:

SECTION 4.1 Certain Affirmative Covenants. Pledgor covenants and agrees with the Lender and warrants that, until all the Obligations have been irrevocably paid and satisfied in full, Pledgor will:

SECTION 4.1.1 Future Collateral. From time to time, take, or cause to be taken, all actions, at the sole expense of the Lender, necessary, or reasonably requested by the Lender, including, without limitation, those actions referred to in **Sections 2.3** and **4.1.2** hereof, to pledge, assign, charge, mortgage, deliver and transfer to the Lender, and to grant to the Lender a

continuing first priority security interest in and lien on Pledgor's rights, title and interests in, to and under of the Pledged Collateral owned by a Pledgor delivered or distributed to or received by, or required to be delivered or distributed to or received by, Pledgor after the date hereof. In connection therewith, Pledgor hereby also covenants and agrees to prepare and deliver to the Lender written confirmation, in form and substance satisfactory to the Lender, of the pledge and assignment to the Lender hereunder of Pledgor's rights, title and interests in, to and under that portion of the Pledged Collateral owned by said Pledgor.

SECTION 4.1.2 Further Assurances Generally. Defend the right and title herein granted unto the Lender in and to the Pledged Collateral (and all right, title and interest represented or evidenced by the Pledged Collateral) against the claims and demands of any other person; promptly execute and deliver all further instruments and other assurances, and take, or cause to be taken, all further action, at the sole expense of the Lender, that may be reasonably necessary or desirable, or that the Lender may reasonably request, in order to perfect, protect or continue any security interest, lien or assignment purported to be granted under this Agreement or to enable the Lender to exercise or enforce its rights and remedies hereunder with respect to any Pledged Collateral; and furnish to the Lender all such Financing Statements, initial transaction statements, certificates, legal opinions and other documents, and give all such notices and obtain all such approvals, consents and acknowledgments as the Lender may reasonably request in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of the Lender under this Agreement.

SECTION 4.1.3 Continuous Pledge and Assignment. At all times, keep all of the Pledged Collateral pledged and assigned to the Lender pursuant to the terms of this Agreement.

SECTION 4.1.4 Cash Proceeds. So long as no Event of Default shall have occurred and be continuing Pledgor shall have the right to receive all cash distribution on account of the portion of the Pledged Collateral owned by it. During the continuance of an Event of Default, Pledgor shall deliver (properly endorsed where required hereby or requested by the Lender) to the Lender, promptly upon receipt thereof by the Pledgor, all Proceeds and all other cash payments and other monies received by the Pledgor in respect of the portion of the Pledged Collateral owned by it, if any, all of which shall be held by the Lender as additional Pledged Collateral. While any such Event of Default remains uncured, all Proceeds, cash payments and other monies, and all other additional Pledged Collateral received by Pledgor shall, in each case, until delivery to the Lender, be held by Pledgor separate and apart from its other property in trust for the Lender. If and when such Event of Default has been cured, Lender shall return to Pledgor all cash payments and other monies which Lender has held during the Event of Default owned by said Pledgor. All Proceeds, income and other monies received by the Lender pursuant to this **Section 4.1.4**, shall be applied by the Lender in accordance with **Section 7.1.7** herein.

SECTION 4.1.5 Dissolution. Not consent to or otherwise approve or take any action to cause the dissolution, liquidation, winding up or termination of the Pledgor.

SECTION 4.1.6 Impairment of Rights. Not take or knowingly omit to take any action, the taking or omission of which would prejudice, delay or impair in any way whatsoever all or any of the rights, remedies, powers or privileges of the Lender hereunder, under the Note, the Loan Agreement or the Loan Documents.

SECTION 4.1.7 No Sales or Other Liens. Pledgor agrees not to not sell, transfer, pledge or assign or otherwise encumber all or any part of the Pledged Collateral owned by it (except in favor of the Lender pursuant to the terms hereof and except for the security interest created and

the assignment made hereunder), nor shall Pledgor create, incur or suffer to be created or incurred, or permit to exist, any liens or assignments of any kind upon the Pledged Collateral, which would be superior to that of the Lender.

ARTICLE V

VOTING RIGHTS

SECTION 5.1 Voting Rights, Dividends, etc. in Respect of the Pledged Collateral.

SECTION 5.1.1 So long as no Event of Default shall have occurred and be continuing, Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral owned by it for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents, provided, however, that Pledgor shall not exercise or refrain from exercising any such right if such action or inaction would have a Material Adverse Effect on Borrower or the value or saleability on the Pledged Collateral or any part thereof;

SECTION 5.1.2 Any and all (a) distributions payable in cash declared and/or paid in contravention of the provisions of the Loan Agreement limiting payment of distributions, (b) distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, in contravention of the provisions of the Loan Agreement, shall be, and shall forthwith be delivered to Lender as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, shall be segregated from the other property of funds of said Pledgor, and shall be forthwith delivered to Lender in the exact form received with any necessary endorsement and/or appropriate voting powers duly executed in blank, to be held by Lender as Pledged Collateral and as further collateral security for the Obligations.

ARTICLE VI

EVENTS OF DEFAULT

SECTION 6 Events of Default. Any one of the following events shall be considered an event of default (each, an "Event of Default"):

(a) An "Event of Default" (as such term is defined in the Loan Agreement) shall occur and not be cured within any cure period provided therefor; or

(b) A Pledgor shall fail to perform or observe any other material term or condition of this Agreement and such failure shall remain unremedied for a period of fifteen (15) days after written notice from the Lender. It shall not be construed that the fifteen (15) days period referenced in this subsection (b) shall have the effect of increasing any cure periods allowed under the Note, Loan Agreement or the Loan Documents.

ARTICLE VII

REMEDIES

SECTION 7.1.1 Sale; Foreclosure. The Lender shall have the right to foreclose on the lien of the pledge herein granted upon the Pledged Collateral subject to Section 7.1 to exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all rights and remedies of a secured party upon default under the UCC or other Applicable Law, and also may, without notice except as specified below, sell the Pledged Collateral or any part thereof at public sale before a Notary Public, at Lender's offices in Ft. Lauderdale, Florida, for cash or credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Lender shall not be obligated to make any sale

of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

SECTION 7.1.2 Purchase of Pledged Collateral. The Lender may buy any part or all of the Pledged Collateral at any public sale, and may make payments thereof in cash or by application of amounts owed by a Pledgor under this Agreement and the amounts owed by Borrower under the Loan Agreement and the Note.

SECTION 7.1.3 Voting Rights. All rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to **Section 5.1.1** and to receive the distributions and interest payments that it would otherwise be authorized to receive and retain pursuant to **Section 5.1.2** shall cease, and all such rights shall thereupon become vested in Lender which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such distributions and interest payment.

SECTION 7.1.4 Other Rights. Without limiting the generality of the foregoing, Lender may at its option, to the extent permitted by law, exercise any and all rights, privileges or options, pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of Borrower, or upon the exercise by any subsidiary of any right, privilege or option pertaining to any Pledged Collateral.

SECTION 7.1.5 Compliance with Laws. Pledgor agrees to do or cause to be done, at the Pledgor's sole expense, all such other acts and things as may be reasonably necessary to make

any sales of all or any portion of the Pledged Collateral pursuant to this **Section 7.1** valid and binding and in compliance with any and all Applicable Laws.

SECTION 7.1.6 Marshaling. The Lender shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Pledged Collateral) for, or other assurances of payment of the Obligations, to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Lender hereunder and the Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Pledgor hereby agrees that it will not invoke any Applicable Law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Lender's rights under this Agreement, the Note, the Loan Documents or any other Instrument creating or evidencing any of the Obligations or under which any of such obligations is outstanding or by which any of such obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Pledgor hereby irrevocably waives the benefits of all such laws.

SECTION 7.1.7 Application of Proceeds. All cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral, and all Proceeds, income and all other cash payments and other monies received by the Lender pursuant to **Sections 4.1.4** or **5.1** hereof, shall be applied by the Lender as follows: (i) to all costs and expenses of Lender (including reasonable attorney's fees and disbursements) incurred in the collection and foreclosure of the Pledged Collateral and/or any and all of the Obligations, (ii) to the payment in full of the Obligations then outstanding in the order or priority determined by Lender, and (iii) any amounts remaining thereafter shall be paid to Pledgor.

SECTION 7.1.8 No Waiver; Remedies Cumulative. No delay, act or omission on the part of the Lender of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Lender, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof or of any other right, power or privilege. The rights and remedies provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by Applicable Law.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.1 Indemnity and Expenses. The within pledge, assignment and security interest is for collateral purposes only, and the Lender shall not, by virtue of this Agreement or its receipt of any Pledged Collateral be deemed to have any liability for the debts, obligations or liabilities of Pledgor. Pledgor and Borrower jointly and severally indemnify, save and hold harmless the Lender, and the members, officers, directors, employees, agents, subsidiaries and affiliates of the Lender, from and against any and all claims, damages, judgments, losses and liabilities (including, without limitation, all reasonable fees and disbursements of counsel with whom any such person may consult in connection herewith and all expenses of litigation or preparation therefor) arising out of or resulting from this Agreement (including the enforcement hereof), except for any portion of such claims, losses or liabilities of a particular person which a court of competent jurisdiction has found, in a final, nonappealable order, resulted by reason of such Person's gross negligence or willful misconduct. Upon demand, Panache and Borrower will pay to the Lender the amount of any and all reasonable expenses, including the reasonable

fees and disbursements of its counsel and of any experts, which the Lender may incur in connection with:

1.the administration of this Agreement or any Instrument relating hereto;

2.the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

3.the exercise or enforcement of any of the rights of the Lender hereunder; or

4.the failure by the Pledgor to perform or observe any of the provisions hereof.

Van Wagner shall have no indemnification or expense reimbursement obligations under this Agreement. The covenants contained in this **Section 8.1** shall survive the termination of all other provisions of this Agreement.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.1 Reinstatement of Operating Agreement. In the event that the Lender exercises its rights under **Article VII** hereof, and as a result Lender becomes the owner of the Units, the operating agreements of the Borrower, shall be reinstated and all the rights and obligations thereunder shall become valid and enforceable between the Lender and its signatories without any further formality or action other than the registration of Lender as the owner of the Units in the membership ledger of the Borrower, to the extent such is permitted under the Operating Agreements of the relevant limited liability company.

SECTION 9.2 Protection of Collateral. The Lender may from time to time, at its option, perform any act which Pledgor agrees hereunder to perform and which Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request

need be given during any Event of Default), and the Lender may from time to time take any other action which the Lender reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of the security interest therein, lien thereon and assignment thereof.

SECTION 9.3 Assignment. Lender may assign or otherwise transfer all or a portion of its rights hereunder, including any instrument or instruments evidencing the Obligations or the Pledged Collateral, to any other person or entity, and such assignee shall thereupon be vested, to the extent of its interest, with all powers and rights given to Lender herein. This Agreement shall remain in full force and effect and shall be binding upon Pledgor and its successor and assigns, notwithstanding of the merger, consolidation, or reorganization of a Pledgor.

SECTION 9.4 Amendments and Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor there from shall be effective unless the same shall be in writing and signed by the Lender, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

SECTION 9.5 Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or delivered by certified mail, postage prepaid, return receipt requested, or, sent by telecopy or telex and confirmed by delivery via courier or postal service, addressed at the address set forth beneath the party's signature hereto, or as set

forth in the Loan Agreement, or at such address as either party may designate in writing to the others.

(a) If to Lender:

Consilium Corporate Recovery Master Fund, LTD
c/o Consilium Investment Management LLC
3101 N. Federal Highway
Suite 502
Fort Lauderdale, FL 33306
Fax: (954) 779-1803

With a copy to:

Gerald J. Biondo, Esq.
Murai Wald Biondo & Moreno, P.A.
1200 Ponce de Leon Boulevard
Coral Gables, FL 33134
Fax: (305) 444-0174

(b) If to Pledgor:

Panache Beverage, Inc.
c/o James Dale
40 W. 23rd Street, 2nd Floor
New York, NY 10010
james@panachespirits.com

With a copy to:

Brett Verona
PO Box 18191
Tampa, FL 33679
brett@theveronafirm.com

(c) If to Borrower:

Wodka, LLC.
c/o James Dale
40 W. 23rd Street, 2nd Floor
New York, NY 10010
james@panachespirits.com

With a copy to:

Brett Verona
PO Box 18191
Tampa, FL 33679
brett@theveronafirm.com

SECTION 9.6 Lender's Duty. Other than holding the possession of the Pledged Collateral in accordance with safe and sound banking practices, the Lender shall not have any other duty under the UCC to the Pledgor, and/or any other Person as to the Pledged Collateral in its possession and control or any income thereon, or as to the preservation of rights against third parties or any other rights pertaining thereto. The Lender assumes no responsibility for the correctness, validity or genuineness of the Pledged Collateral.

SECTION 9.7 Attorney-in-Fact. Pledgor hereby irrevocably appoints the Lender as said Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of a Pledgor and in the name of a Pledgor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement including, without limitation, (i) to ask, demand, collect, sue for, recover, compound, receive and give acquaintance and receipt for moneys due and to becomes due under or in respect of any Pledged Collateral, (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, and (iii) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable to enforce the rights of the Lender with respect to the Pledged Collateral. The rights of Lender under this Section 9.7 may be exercised only upon the occurrence and continuation of an Event of Default.

SECTION 9.8 Consent to Jurisdiction. PLEDGOR BY ITS EXECUTION HEREOF (A) HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE

COURTS OF THE BROWARD COUNTY, STATE OF FLORIDA FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF, AND (B) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT OR ANY INSTRUMENT EVIDENCING THE OBLIGATIONS, OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT.

SECTION 9.9 Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE State of Florida APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE.

SECTION 9.10 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 9.11 Miscellaneous. This Agreement constitutes the entire agreement of the Pledgor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Agreement shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Agreement shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Agreement shall be equally applicable to the singular and plural forms of the terms defined.

SECTION 9.12 Provisions of the Loan Agreement. So long as they are not inconsistent with the terms hereof, all the covenants, clauses, representations and conditions of the Loan

Agreement are incorporated herein by reference and made to form an integral part hereof, including without limitation, the rights, powers, privileges and immunities conferred and afforded to Lender thereunder. The terms, clauses and provisions of this Agreement are in addition and not in limitation or substitution of the terms, clauses and provisions set forth in the Loan Agreement. In the event of any inconsistency between this Agreement and the Loan Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain a valid, enforceable first priority lien and security interest under applicable law upon the Pledged Collateral, but otherwise, provisions of the Loan Agreement shall be controlling.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. This instrument may be signed in counterparts.

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a Florida limited partnership

By: ______________________

Name: Charles T. Cassel III

Title: Authorized Person

WODKA, LLC, a New York corporation

By: ______________________

Name: James Dale

Title: Chief Executive Officer &Manager

JOINED INTO BY PLEDGOR:

PANACHE, LLC

BY: PANACHE BEVERAGE INC. (Manager)

BY:______________________:

James Dale (CEO)

G:\data\Belt\Consilium Loan to Panache\Wodka Loan\Rev Term Loan Agt wodka final.doc

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written. This instrument may be signed in counterparts.

LENDER:

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD

By: ______________________________
Charles T. Cassell, III
Authorized Person

PLEDGOR:

PANACHE LLC

BY: PANACHE BEVERAGE INC. (sole manager)

By: ______________________________
James Dale, CEO

BORROWER:

WODKA, LLC

By: ______________________________
James Dale, CEO and Manager

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to: **CONSILIUM CORPORATE RECOVERY MASTER FUND., LTD**. 65.5% membership units of **WODKA, LLC**., a New York limited liability company standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint: **CHARLES CASSEL, III** attorney to transfer the said membership units on the books of the Company, with full power of substitution in the premises.

Panache, LLC a New York Limited Liability Company

By: Panache Beverage, Inc as holder of a 65.5% membership interest in WODKA, LLC

Dated: _______________

By:______________________________
James Dale, CEO

Approved by Wodka LLC

By:______________________________
James Dale on behalf of the Board of Managers pursuant to Unanimous Consent Resolution dated January ___, 2013

STATE OF New York

COUNTY OF New York

The foregoing instrument was acknowledged before me this 5 day of Feb., 2013 by James Dale as CEO of Panache Beverage Inc, the President of Panache Beverage LLC. He is either [X] personally known to me or [___] has produced ___ ________________________ as identification.

Notary Public, State of ~~Florida~~ New York

Print Name: ARTURO ACEVEDO
Notary Public, State of New York
No. 01AC6116106
Qualified in Richmond County
Term Expires Sept 20, 2016

My Commission exipres:
Sep 20, 2016

STATE OF New York

COUNTY OF New York

The foregoing instrument was acknowledged before me this 5 day of Feb., 2013 by James Dale as President of WODKA, LLC. He is either [X] personally known to me or [___] has produced ________________________ as identification.

Notary Public, State of Florida

Print Name: ARTURO ACEVEDO
Notary Public, State of New York
No. 01AC6116106
Qualified in Richmond County
Term Expires Sept 20, 2016

My Commission exipres:
Sep 20, 2016